INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Schedule of Investments

June 30, 2020 (Unaudited)

	Redemptions	Redemption	Investment			Original
Investment Funds (103.96%)	Permitted	Notice Period	Strategy	Cost	Fair Value	Acquisition Date
Anchorage Capital Partners, L.P., Series K [a,b]	Annually [d]	90 Days	Event driven credit	$4,687,868	$4,905,920	3/1/2015
Atlas Enhanced Fund, L.P. [a,b]	Monthly	45 Days	Multi-strategy	4,071,679	5,546,526	5/1/2014
D.E. Shaw Composite International Fund,Collective Liquidity Class [a,b]	Quarterly	75 Days	Multi-strategy	6,526,702	9,715,812	10/1/2013
Elliott Associates, L.P., Class B [a,b]	Semi-annually [c,d]	60 Days	Multi-strategy	11,307,094	14,712,721	10/1/2013
Eton Park Fund, L.P., Class E [a,b]	Quarterly [c]	65 Days	Multi-strategy	8,853	13,676	10/1/2013
King Street Capital, L.P. [a,b]	Quarterly [c]	65 Days	Global long/short credit and event-driven	5,092,788	5,517,980	10/1/2013
Millennium USA LP, Class EE [a,b]	Quarterly [c]	90 Days	Multi-strategy	10,375,380	16,193,467	10/1/2013
Perry Partners, L.P., Class C [a,b]	Quarterly [d]	90 Days	Opportunistic and event-driven	159,098	110,211	1/1/2014
Point72 Capital, L.P., Class A-n [a,b]	Quarterly [c]	45 Days	Multi-strategy	10,975,763	12,600,337	1/1/2019
Renaissance Institutional Diversified Alpha Fund International L.P., Series A [a,b]	Monthly	Two full calendar months	Multi-strategy	3,527,209	3,059,732	1/1/2018
Schonfeld Strategic Partners Offshore Fund Ltd., Class B [a,b]	Quarterly [d]	45 Days	Multi-strategy	3,750,000	3,978,643	5/1/2020
Total Investment Funds (cost $60,482,434) (103.96%)					76,355,025

Total Investments (cost $60,482,434) (103.96%)					$76,355,025
Liabilities less other assets (-3.96%)					(2,904,963)
Shareholders' Equity - 100.00%					$73,450,062

a Non-income producing.

b Investment Funds are issued in private placement transactions and as such are restricted as to resale.

c The Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Investment Fund.

d The Investment Fund can institute a gate provision on redemptions at the fund level of 10 - 20% of the fair value of the investment in the Investment Fund.

The accompanying notes are an integral part of the Schedule of Investments.

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Schedule of Investments – June 30, 2020 (unaudited)

The Infinity Core Alternative Fund (the “Fund”) invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) based primarily in the United States. The Board of Trustees of the Fund (the “Board”) has established a Valuation Committee to oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments and Investment Funds at fair value.

The valuations of investments in Investment Funds are supported by information received from the Investment Funds such as monthly net asset values, investor reports, and audited financial statements, when available.

In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” are expected to reasonably reflect fair market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of the Fund’s assets and the receipt of valuation information from the underlying manager of an Investment Fund.

If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the month-end valuation of the Investment Fund is not available, or when the Fund believes alternative valuation techniques are more appropriate, Vivaldi Asset Management, LLC (the “Investment Manager”), Infinity Capital Advisors, LLC (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”) and the Valuation Committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in determining fair value.

The Fund classifies its assets and liabilities into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Schedule of Investments – June 30, 2020 (unaudited) – (continued)

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term, generally within the next calendar quarter for Investment Funds, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term”, these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 90 days.

In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2015-7, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent),” modifying Accounting Standards Codification 946 Financial Services – Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. The Fund elected to early adopt and retroactively apply ASU 2015-7. As a result of adopting ASU 2015-7, investments in Investment Funds with a fair value of $76,355,025 are excluded from the fair value hierarchy as of June 30, 2020.

As of June 30, 2020, the Fund does not hold any investments that have to be included in the fair value hierarchy.

The Advisers generally categorize the investment strategies of the Investment Funds into investment strategy categories.  The investment objective of multi-strategy hedge funds is to deliver consistently positive returns regardless of the directional movement in equity, interest rates or currency markets by engaging in a variety of investment strategies.  The investment objective of global long/short credit investing involves investing in instruments around the world related to any level of an issuer’s capital structure.  On the long side, this strategy focuses on companies, assets and instruments that are perceived to be trading below their inherent value.  On the short side, the strategy involves securities of companies that are believed to have their credit quality deteriorate due to operating or financial challenges, become subject to a leveraging event or have a negative event in the future. Opportunistic investing involves deploying capital where it is needed most, predominantly in complex, deep value situations that are misunderstood by the markets. Event-driven investing involves the purchase or sale of securities of companies which are undergoing substantial changes.

The Investment Funds compensate their respective Investment Fund managers through management fees currently ranging from 0.0% to 2.6% annually of average net asset value of the Fund’s investment and incentive allocations typically ranging between 20.0% and 27.5% of profits, subject to loss carryforward provisions, as defined in the respective Investment Funds’ agreements.